Employee Benefits	12 Months Ended
Dec. 31, 2011
EMPLOYEE BENEFITS [Abstract]
Employee Benefits
12.	EMPLOYEE BENEFITS

The Group’s employee benefit primarily related to the full-time employees of the PRC subsidiaries and the VIEs, including medical care, welfare subsidies, unemployment insurance and pension benefits. The full-time employees in the PRC subsidiaries and the VIEs are required to accrue for these benefits based on certain percentages of the employees’ salaries in accordance with the relevant PRC regulations and make contributions to the state-sponsored pension and medical plans out of the amounts accrued for medical and pension benefits. The PRC government is responsible for the medical benefits and ultimate pension liability to these employees. The total expenses recorded for such employee benefits amounted to RMB117,927,376, RMB158,641,293 and RMB234,725,030 for the year ended December 31, 2009, 2010 and 2011 respectively.